Have you seen the U.S. Near-Term Tax Free Funds' Morningstar ranking of as of 9/30/96?


                     1 Year            ****
                     3 Year            *****
                     5 Year            ****

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For  a  free  prospectus  containing  more  complete  information,  please  call
1-800-US-FUNDS. Past performance is no guarantee of future results. Please read th prospectus carefully. You may have a gain or a loss when you sell shares. Morningstar, a nationally recognized mutual fund rating service, awards ratings which reflect historical risk-adjusted perforance. Five stars are are awarded to funds in the top 10% of their category, four stars are awarded to funds in the next 22.5%. There were 1745, 1013, and 561 National Bond funds for the 1, 3, and 5 year time periods respectively.